UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 1, 2023

Bakkt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends the Current Report on Form 8-K of Bakkt Holdings, Inc. (‘Bakkt” or the “Company”) filed with the Securities and Exchange Commission on April 3, 2023 (as amended by the Amendment No. 1 on Form 8-K/A to the Initial Filing, as filed with the Securities and Exchanges Commission on April 18, 2023, the “Initial Filing”), in which the Company reported, among other things, the closing of the previously announced acquisition (the “Acquisition”) by Bakkt Marketplace, LLC, an indirect wholly owned subsidiary of the Company (“Bakkt Marketplace” and, together with Bakkt, the “Bakkt Parties”), of all of the membership interests in Apex Crypto LLC, a Delaware limited liability company (“Target”), from Apex Fintech Solutions Inc., a Delaware corporation (“Seller” and, together with Target, the “Seller Parties”), pursuant to the terms of a Membership Interest Purchase Agreement, dated as of November 2, 2022, by and among the Bakkt Parties and the Seller Parties, as amended.
This Amendment No. 2 does not amend any other items of the Initial Filing or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Initial Filing and is being filed solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously filed with the Initial Filing. The information previously reported in or filed with the Initial Filing is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The unaudited financial statements of Target as and for the three months ended March 31, 2023, and the related notes, are filed herewith as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information
Certain unaudited pro forma financial information for the nine months ended September 30, 2023, are filed herewith as Exhibit 99.2 and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
99.1	Unaudited financial statements of Apex Crypto, LLC as of and for the three months ended March 31, 2023
99.2	Unaudited pro forma combined financial information for the nine months ended September 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: February 14, 2024

BAKKT HOLDINGS, INC.

By:	/s/ Marc D'Annunzio
	Name:	Marc D’Annunzio
	Title:	General Counsel and Secretary